                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 23, 1996

                            MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-9085                13-2838811
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (212) 761-4000

ITEM 5.  OTHER EVENTS

         Attached and incorporated herein by reference as Exhibit 99 is a press release announcing that Morgan Stanley Group Inc. has called its 9.36% Cumulative Preferred Stock for redemption.

 .


ITEM 7(C).  EXHIBITS

99. Press release dated May 23, 1996 announcing that Morgan Stanley Group Inc. has called its 9.36% Cumulative Preferred Stock for redemption.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   MORGAN STANLEY GROUP INC.
                                                   Registrant

                                                   /s/ Ralph L. Pellecchio
                                                   -------------------------
                                                   Ralph L. Pellecchio
                                                   Assistant Secretary

Date:    May 23, 1996

                                Index to Exhibits

Exhibit No.                    Description
- -----------                    -----------

99. Press release dated May 23, 1996 announcing that Morgan Stanley Group Inc. has called its 9.36% Cumulative Preferred Stock for redemption.